Financial Instruments with Off-Balance Sheet Risk	12 Months Ended
Dec. 31, 2015
Financial Instruments with Off-Balance Sheet Risk

Note 11. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company offers various financial products to its customers to meet their credit and liquidity needs. These instruments involve elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit written is represented by the contractual amount of these instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. The amount of collateral obtained, if deemed necessary by the Company, is based on credit evaluation of the customer.

Subject to its normal credit standards and risk monitoring procedures, the Company makes contractual commitments to extend credit. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being completely drawn upon, the total commitment amounts do not necessarily represent future cash requirements. At December 31, 2015 and 2014, the Company had outstanding loan commitments approximating $42.7 million and $36.4 million, respectively.

Conditional commitments are issued by the Company in the form of performance stand-by letters of credit, which guarantee the performance of a customer to a third party. At December 31, 2015 and 2014, commitments under outstanding performance stand-by letters of credit aggregated $473 thousand and $355 thousand, respectively. The credit risk of issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.